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2 Forward-Looking Statements The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement. Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

Michael C. Rechin President and Chief Executive Officer THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

Full-Year Highlights • $42.2 Million of Record Net Income Available to Common Stockholders • Market Capitalization Grows 92% to $816 Million • Capital Actions and Credit Metrics Enhanced Balance Sheet Strength • Increased Common Equity Dividends During 2nd Quarter 4th Quarter Highlights • $11.2 Million of Net Income, or $0.34 Earnings Per Share • CFS Acquisition Completed on Schedule • CFS Asset Quality Supports Due Diligence and Transaction Pricing • Organic Loan Growth of 3.5%, Excluding CFS Impact 4 FIRST MERCHANTS 2013 PERFORMANCE THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

Mark K. Hardwick Executive Vice President and Chief Financial Officer THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

6 Total Assets 2011 2012 2013 1. Investments $ 946 $ 874 $ 1,096 2. Loans Held for Sale 18 22 5 3. Loans 2,713 2,902 3,633 4. Allowance (71) (69) (68) 5. CD&I & Goodwill 150 150 203 6. BOLI 124 125 165 7. Other 293 301 403 8. Total Assets $4,173 $4,305 $5,437 ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ($ in Millions)

7 Commercial & Industrial Loans 20.9% Commercial Real Estate Owner- Occupied 13.8% Commercial Real Estate Non-Owner Occupied 26.5%Construction, Land & Land Development 4.9% Agricultural Land 4.0% Agricultural Production 3.1% Other Non-Consumer 0.7% Residential Mortgage 17.1% Home Equity 7.0 Other Consumer 2.0% Loan and Yield Detail (as of 12/31/2013) QTD Yield = 4.55% YTD Yield = 4.71% Total = $3.6B THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

Mortgage-Backed Securities 32% Collateralized Mortgage Obligations 30% U. S. Treasuries 1% Corporate Obligations 4% Tax-Exempt Municipals 33% 8 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® • $1.1 Billion Balance • Average duration – 4.3 years • Tax equivalent yield of 3.82% • Net unrealized gain of $6.1 million Investment Portfolio (as of 12/31/2013)

9 2011 2012 2013 1. Customer Non-Maturity Deposits $2,196 $2,479 $3,276 2. Customer Time Deposits 816 739 868 3. Brokered Deposits 123 128 87 4. Borrowings 378 260 401 5. Other Liabilities 34 39 48 6. Hybrid Capital 111 107 122 7. Preferred Stock (SBLF) 91 91 ‒ 8. Common Equity 424 462 635 9. Total Liabilities and Capital $4,173 $4,305 $5,437 10. Tangible Book Value Per Share $9.64 $10.95 $12.17 Total Liabilities and Capital ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ($ in Millions)

10 Demand Deposits 48% Savings 30% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 14% Brokered Deposits 2% QTD Cost = .31% YTD Cost = .38% Total = $4.2B Deposits and Cost of Funds Detail (as of 12/31/2013) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

11 Capital Ratios ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 8.83% 9.20% 9.54% 9.71% 9.62% 10.20% 10.13% 10.42% 10.37% 6.84% 7.07% 7.27% 7.51% 7.55% 7.88% 7.74% 7.97% 8.34% 16.54% 16.39% 16.75% 16.62% 16.34% 15.91% 15.69% 14.96% 14.54% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Total Risk-Based Capital Ratio (Target = 14.50%) Tier 1 Common Risk-Based Capital Ratio (Target = 10.00%) Tangible Common Equity/Tangible Assets (TCE) (Target = 8.00%) (Target) (Target) (Target)

12 Net Interest Margin THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 1 1Adjusted for Fair Market Value Accretion Q4 - '11 Q1 - '12 Q2 - '12 Q3 - '12 Q4 - '12 Q1 - '13 Q2 - '13 Q3 - '13 Q4 - '13 Net Interest Income - FTE ($millions) $ 37.6 $ 37.6 $ 39.5 $ 41.3 $ 39.7 $ 40.8 $ 38.1 $ 38.6 $ 42.8 Fair Value Accretion $ 0.7 $ 2.6 $ 1.3 $ 0.8 $ 0.4 $ 0.4 $ 0.6 Tax Equivalent Yield on Earning Assets 4.83% 4.74% 4.75% 4.89% 4.58% 4.70% 4.29% 4.35% 4.30% Cost of Supporting Liabilities 0.84% 0.78% 0.64% 0.57% 0.48% 0.45% 0.41% 0.38% 0.41% Net Interest Margin 3.99% 3.96% 4.11% 4.32% 4.10% 4.25% 3.88% 3.97% 3.89% 3.96% 4.04% 4.04% 3.97% 3.90% 3.84% 3.93% 3.83% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 4.40% $36 $37 $38 $39 $40 $41 $42 $43 Q4 - '11 Q1 - '12 Q2 - '12 Q3 - '12 Q4 - '12 Q1 - '13 Q2 - '13 Q3 - '13 Q4 - '13 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted

13 2011 2012 2013 1. Service Charges on Deposit Accounts $12.0 $11.6 $12.4 2. Trust Fees 7.7 7.9 8.6 3. Insurance Commission Income 5.7 6.2 7.1 4. Electronic Card Fees 6.5 7.3 7.5 5. Cash Surrender Value of Life Ins 2.6 3.4 2.6 6. Gains on Sales Mortgage Loans 7.4 10.6 7.5 7. Securities Gains/Losses 2.0 2.4 0.5 8. Gain on FDIC Transaction – 9.1 – 9. Other 5.2 5.8 8.6 10. Total $49.1 $64.3 $54.8 11. Adjusted Non-Interest Income1 $47.1 $52.8 $54.3 1Adjusted for Bond Gains & Losses and Gain on FDIC-Modified Whole-Bank Transaction Non-Interest Income THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions)

14 Non-Interest Expense 2011 2012 2013 1. Salary & Benefits $ 74.7 $ 79.4 $ 85.4 2. Premises & Equipment 16.9 17.4 18.0 3. Core Deposit Intangible 3.5 1.9 1.6 4. Professional Services 2.2 2.3 2.6 5. OREO/Credit-Related Expense 10.6 8.2 6.7 6. FDIC Expense 5.5 3.5 2.9 7. Outside Data Processing 5.7 5.7 5.6 8. Marketing 2.0 2.2 2.2 9. Other 14.8 16.5 18.2 10. Non-Interest Expense $135.9 $137.1 $143.2 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions)

15 2011 2012 2013 1. Net Interest Income $143.3 $152.3 $154.3 2. Provision for Loan Losses (22.6) (18.5) (6.6) 3. Net Interest Income after Provision 120.7 133.8 147.7 4. Non-Interest Income 49.1 64.3 54.8 5. Non-Interest Expense (135.9) (137.1) (143.2) 6. Income before Income Taxes 33.9 61.0 59.3 7. Income Tax Expense (8.6) (15.9) (14.7) 8. Gain/(Loss) on CPP/Trust Preferred (12.3) − – 9. Preferred Stock Dividend (4.0) (4.5) (2.4) 10. Net Income Avail. for Distribution $ 9.0 $ 40.6 $ 42.2 11. EPS $ 0.34 $ 1.41 $ 1.41 Earnings THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ in Millions)

16 Earnings Per Share 2011 Q1 Q2 Q3 Q4 Total 1. Reported $ .17 $ .18 ($ .25) $ .24 $ .34 2. Adjusted $ .17 $ .18 $ .211 $ .24 $ .80 2012 Q1 Q2 Q3 Q4 Total 1. Reported $ .46 $ .28 $ .35 $ .32 $1.41 2. Adjusted2 $ .25 $ .26 $ .29 $ .29 $1.09 2013 Q1 Q2 Q3 Q4 Total 1. Reported $ .38 $ .34 $ .35 $ .34 $ 1.41 2. Adjusted2 $ .36 $ .33 $ .34 $ .33 $ 1.36 1Adjusted for gains and losses on CPP/Trust Preferred refinance and repayment net of taxes (Line 8 on slide 15) 2Adjusted for gain on FDIC-Modified Whole-Bank Transaction and Fair Market Value Accretion THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

John J. Martin Executive Vice President and Chief Credit Officer THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

18 Loan Portfolio Trends THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® Change Year Over Year ($ in Millions) 2011 2012 2013 $ % 1. Commercial & Industrial 532.5$ 622.6$ 761.7$ 139.1$ 22.3% 2. Construction, Land and Land Development 81.8 98.6 177.1 78.5 79.6% 3. CRE Non-Owner Occupied 598.1 706.3 963.4 257.1 36.4% 4. CRE Owner Occupied 464.7 434.2 501.1 66.9 15.4% 5. Agricultural Production 104.5 112.5 114.3 1.8 1.6% 6. Agricultural Land 131.4 126.2 147.3 21.1 16.7% 7. Residential Mortgage 481.5 473.5 616.4 142.9 30.2% 8. Home Equity 191.6 203.5 255.2 51.7 25.4% 9. Other Non-Consumer 39.5 46.5 26.1 (20.4) (43.9%) 10. Other Consumer 87.8 78.3 69.8 (8.5) (10.9%) 11. Loans 2,713.4$ 2,902.2$ 3,632.4$ 730.2$ 25.2%

19 Quarterly Loan Portfolio Trends THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 1 excluding loans acquired from CFS Change FMB ($ in Millions) Q3-'13 2013 1 CFS 2013 $ % 149.9 1. Commercial & Industrial 652.3$ 679.5$ 82.2$ 761.7$ 109.4$ 16.8% 2. Construction, Land and Land Development 149.9 162.4 14.7 177.1 27.2 18.2% 3. CRE Non-Owner Occupied 701.3 759.8 203.6 963.4 262.1 37.4% 4. CRE Owner Occupied 429.3 413.9 87.2 501.1 71.8 16.7% 5. Agricultural Production 98.5 114.3 - 114.3 15.8 16.0% 6. Agricultural Land 133.6 146.4 0.9 147.3 13.7 10.3% 7. Residential Mortgage 452.3 457.1 159.3 616.4 164.1 36.3% 8. Home Equity 206.8 209.2 46.0 255.2 48.4 23.4% 9. Other Non-Consumer 31.1 25.7 0.4 26.1 (5.0) (16.1%) 10. Other Consumer 70.4 67.4 2.4 69.8 (0.6) (0.9%) 11. Loans 2,925.5$ 3,035.7$ 596.7$ 3,632.4$ 706.9$ 24.2% Linked Qtr

20 Asset Quality Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 1 excluding loans acquired from CFS ($ in Millions) FMB Year over 2011 2012 2013 1 CFS 2013 Year 1. Non-Accrual Loans 69.6$ 53.4$ 33.7$ 22.7$ 56.4$ 5.6% 2. Other Real Estate 16.3$ 13.3$ 9.3$ 12.9$ 22.2$ 66.9% 3. Renegotiated Loans 14.3$ 12.7$ 3.0$ -$ 3.0$ (76.4%) 4. 90+ Days Delinquent Loans 0.6$ 2.0$ 1.4$ -$ 1.4$ (30.0%) 5. NPAs/Loans and ORE 3.65% 2.70% 1.51% 5.84% 2.23% 6. Classified Assets 227.2$ 184.4$ 116.8$ 75.1$ 191.9$ 4.1% 7. Criticized Assets (includes Classified) 319.2$ 250.2$ 168.1$ 95.4$ 263.5$ 5.3% 8. Specific Reserves 7.6$ 4.2$ 1.6$ -$ 1.6$ (61.9%) 9. Allowance for Loan and Lease Losses 70.9$ 69.4$ 67.9$ -$ 67.9$ (2.2%) 10. ALLL/Non-Accrual Loans 101.9% 129.9% 201.5% 120.4%

21 Non-Performing Asset Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 1 excluding loans acquired from CFS FMB ($ in Millions) 2012 2013 1 CFS 2013 1. Beginning Balance NPA's & 90+ Days Delinquent $100.8 $81.4 $81.4 Non-Accrual 2. Add: New Non-Accruals 38.1 23.0 22.7 45.7 3. Less: To Accrual/Payoff/Renegotiated (20.2) (17.0) (17.0) 4. Less: To OREO (6.7) (7.6) (7.6) 5. Less: Charge-offs (27.3) (18.1) (18.1) 6. Increase / (Decrease): Non-Accrual Loans (16.1) (19.7) 22.7 3.0 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 6.7 7.6 12.9 20.5 8. Less: ORE Sold (5.9) (8.6) (8.6) 9. Less: ORE Losses (write-downs) (3.8) (2.9) (2.9) 10. Increase / (Decrease): ORE (3.0) (3.9) 12.9 9.0 11. Increase / (Decrease): 90+ Days Delinquent 1.4 (0.8) (0.8) 12. Increase / (Decrease): Restructured Loans (1.7) (9.6) (9.6) 13. Total NPA Change (19.4) (34.0) 35.6 1.6 14. Ending Balance NPA's & 90+ Days Delinquent $81.4 $47.4 $35.6 $83.0

22 Net Charge-Offs, Provision & Allowance THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® ($ i n m il li o n s ) • With the addition of $22.7MM in Non-accrual loans from CFS, non-accruals increased $21.4MM for the quarter • Q4 net recoveries of $630,000 • YTD charge-offs down to $8.1MM

23 ALLL and Fair Value Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® As of 12/31/2013 ($ in Millions) FMB 1 SCB 2 CFS 2 Total 1. Allowance for Loan Losses (ALLL) 67.7$ 0.2$ -$ 67.9$ 2. Fair Value Adjustment 9.8 39.6 49.4 3. Total ALLL plus FV Adjustments 67.7$ 10.0$ 39.6$ 117.3$ 4. Gross Loan Balances 2,985.4$ 60.1$ 636.3$ 3,681.8$ 5. Net Loan Balances 2,985.4$ 50.3$ 596.7$ 3,632.4$ 6. ALLL/Loans 1.87% 7. ALLL & FV Adj/Gross Loan Balances 3 2.27% 16.64% 6.22% 3.19% 1 Loans originated by FMB 2 L s purch s from Shelby County Bank and Citizens Financial Services. ALLL represents an impairment reserve. 3 Management uses this Non-GAAP measure to emonstrate coverag and credit risk

Michael C. Rechin President and Chief Executive Officer THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

• Complete CFS Integration During 1st Quarter • Position CFS (Lakeshore Region) for Client Retention and Growth Tactics • Achieve Expense Targets Associated with Acquisition Plan • Maintain Organic Growth Initiatives Throughout Entire Franchise • Continue Assessment of Our Retail Franchise • Evaluate Expansion of FMC Footprint with Accretive Partnerships 25 2014 Overview www.firstmerchants.com ® THE STRENGTH OF BIG. THE SERVICE OF SMALL.

26 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.firstmerchants.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation. ®